PRODUCTIVE RESOURCES, LLC

CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

MARCH 31, 2012 AND 2011

PRODUCTIVE RESOURCES, LLC

TABLE OF CONTENTS

MARCH 31, 2012 AND 2011

Page

Independent Accountant’s Review Report	1
Financial Statements (Unaudited):
Consolidated Balance Sheets	2
Consolidated Statements of Income and Retained Earnings	3
Consolidated Statements of Cash Flows	4
Notes to Consolidated Financial Statements	5-10

Michael P. Alerding, CPA Michael E. Farmer, CPA Michael A. Staton, CPA Candace T. Graham, CPA, CSRP	Alerding & Co., LLC Consultants • Certified Public Accountants	4181 E. 96th Street, Suite 180 Indianapolis, IN 46240 Office: 317.569.4181 Toll Free: 888.922.4941 Fax: 317.569.0564 www.alerdingandco.com

INDEPENDENT ACCOUNTANT’S REVIEW REPORT

To the Board of Directors and Member
PRODUCTIVE RESOURCES, LLC
Columbus, Indiana

We have reviewed the accompanying consolidated balance sheets of Productive Resources, LLC as of March 31, 2012 and 2011, and the related consolidated statements of income and retained earnings, and cash flows for the three month periods then ended. This interim financial information is the responsibility of the Company’s management.

We conducted our reviews in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with U.S. Generally Accepted Auditing Standards, the objective of which is the expression of an opinion regarding the financial information as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information in order for it to be in conformity with U.S. Generally Accepted Accounting Principles.

/s/ Alerding & Co

August 2, 2012

PRODUCTIVE RESOURCES, LLC
CONSOLIDATED balance sheets
(UNAUDITED)
MARCH 31, 2012 AND 2011

ASSETS
	2012	2011
Current Assets:
Cash	$66,359	$340,371
Accounts receivable	1,889,315	1,404,037
Work in process	879,084	686,088
Prepaid expenses and other	118,056	50,411

Total current assets	2,952,814	2,480,907

Property and Equipment:
Land, building and improvements	373,616	368,025
Office furniture and equipment	725,628	571,549
Vehicles	58,054	98,182

	1,157,298	1,037,756
Accumulated depreciation	(699,762)	(624,994)

Property and equipment, net	457,536	412,762

Other Assets:
Real estate development	774,376	772,876
Due from owner	1,564,153	2,297,568
Other	12,201	12,201

Total other assets	2,350,730	3,082,645

	$5,761,080	$5,976,314

LIABILITIES AND MEMBER’S EQUITY

Current Liabilities:
Line of credit	$548,000	$1,019,500
Current maturities of long-term debt	202,767	33,307
Accounts payable	88,948	40,999
Accrued payroll and benefits	271,454	329,473
Deferred income	41,216	7,205
Accrued lease liability	20,228	19,748
Accrued 401(k) contribution	264,674	304,662

Total current liabilities	1,437,287	1,754,894
Long-Term Debt	1,208,749	978,832

Total liabilities	2,646,036	2,733,726

Member’s Equity:
Member’s contribution	160,188	160,188
Retained earnings	2,954,856	3,082,400

Total Member's equity	3,115,044	3,242,588

	$5,761,080	$5,976,314

PRODUCTIVE RESOURCES, LLC

CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS
(UNAUDITED)
THREE MONTH PERIODS ENDED MARCH 31, 2012 AND 2011

		2012		2011
		Amount	%	Amount	%

Revenues		$2,888,109	100.0	$2,604,828	100.0
Cost of Revenues		1,927,783	66.7	1,719,724	66.0

	Gross profit	960,326	33.3	885,104	34.0
Selling, General and Administrative		633,890	21.9	518,098	19.9

	Income from operations	326,436	11.3	367,006	14.1

Other Income (Expense):
	Interest expense	(23,858)	(0.8)	(20,784)	(0.8)
Other, net		3,989	0.1	-0-	0.0

	Total other income (expense), net	(19,869)	(0.7)	(20,784)	(0.8)

	Net income	306,567	10.6	346,222	13.3
Retained Earnings, Beginning of Period		2,679,585		2,736,178
Dividends and Distributions		(31,296)		-0-

Retained Earnings, End of Period		$2,954,856		$3,082,400

PRODUCTIVE RESOURCES, LLC

CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
THREE MONTH PERIODS ENDED MARCH 31, 2012 AND 2011

	2012	2011
Cash Flows From Operating Activities:
Net income	$306,567	$346,222
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	25,215	16,333
Changes in assets and liabilities:
Accounts receivable	(319,637)	(92,482)
Work in process	(179,794)	(216,129)
Prepaid expenses	16,781	34,940
Accounts payable	16,418	6,942
Accrued payroll and benefits	55,978	154,327
Deferred income	36,015	7,205
Accrued lease liability	(3,536)	(2,783)
Accrued 401(k) contribution	51,881	54,240

Net cash provided by operating activities	5,888	308,815

Cash Flows From Investing Activities:
Capital expenditures	(15,305)	(8,728)
Real estate development	(1,500)	-0-

Net cash used in investing activities	(16,805)	(8,728)

Cash Flows From Financing Activities:
Line of credit, net	40,000	69,500
Principal payments on long-term debt	(53,950)	(11,227)
Cash overdraft	-0-	(10,334)
Advances to owner, net	(21,408)	(22,811)

Net cash provided by (used in) financing activities	(35,358)	25,128

Net increase (decrease)	(46,275)	325,215
Cash, Beginning of Period	112,634	15,156

Cash, End of Period	$66,359	$340,371

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for interest	$23,858	$20,784
Non-Cash Investing and Financing Activities:
Dividend and distributions declared for amounts due from owner	$31,296	$-0-

1.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements include the accounts of PRODUCTIVE RESOURCES, LLC (“PR”) and BOOHER PROPERTIES, LLC (“BP”), collectively referred to as the “Company”. All material intercompany transactions have been eliminated in consolidation.

Description of Company

PR is a design and engineering firm headquartered in Columbus, Indiana, with other offices in Indianapolis and Bedford, Indiana and St. Louis, Missouri. Design and engineering services include finite element analysis, mechanical engineering, product and tool design, build for testing, and CAD drafting and revisions. Additionally, PR provides temporary contract employees and permanent staffing services under the direct supervision of the client on a fee basis or on a temp-to-direct basis.

BP owns the land and building occupied solely by PR in Columbus, Indiana, and other real estate development properties.

The Companies are under common ownership, and BP is managerially and financially dependent on PR. Accordingly, PR is considered the primary beneficiary of BP as a variable interest entity and, therefore, BP is included in consolidation with PR.

The significant accounting policies followed by the Company in the preparation of the consolidated financial statements are as follows:

Estimates

The preparation of financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Accounts requiring the use of significant estimates include the collectability of accounts receivable and the valuation of work in process.

Revenue Recognition, Deferred Revenue and Work in Process

PR revenues are recognized as the services are performed. Billings and payments received prior to the completion of the services or acceptance by the customer are deferred until completion of the project. Work in process represents services performed on projects that have not been completed.

Accounts Receivable

PR carries its accounts receivable at the amount invoiced less an allowance for doubtful accounts, if considered necessary. On a periodic basis, PR evaluates its accounts receivable and establishes an allowance for doubtful accounts based on a history of past write-offs, collections, and current credit conditions. Customers with amounts past due are contacted by PR personnel for collection and, if unsuccessful, the amount is written-off as uncollectible.

Property, Equipment and Depreciation

Property and equipment are recorded at cost and include expenditures which substantially increase the useful lives of existing assets. Maintenance, repairs, and minor renewals are expensed as incurred. The Company follows the practice of depreciating the cost of property and equipment over their estimated useful lives using the straight-line method of depreciation. The ranges of useful lives used by the Company are as follows:

Ranges of
Description	Useful Lives
Building and building improvements	7 – 40 three month periods
Office furniture and equipment	3 – 7 three month periods
Vehicles	4 – 5 three month periods

Depreciation expense was $25,215 and $16,333 for the three month periods ended March 31, 2012 and 2011, respectively.

Income Taxes

PR is a limited liability company taxed as an “S” corporation through May 31, 2012, and BP is a limited liability company reported in the individual income tax return of the owner beginning in 2011 (taxed as a partnership in 2010). Accordingly, the Company incurs no Federal or state income tax liability and the income is included in the tax returns of the member; therefore, no provision for income taxes has been included in the accompanying consolidated financial statements.

Under the terms of the Unit Purchase Agreement (Note 8), effective June 1, 2012, the election of PR to be taxed as an “S” corporation shall cease, and PR will become a taxable corporation thereafter.

Management of the Company evaluates all significant income tax positions as required by GAAP. Management does not believe the Company has taken any income tax positions that would require the recording of an income tax liability, nor do they believe that there are any unrealized income tax benefits that would be realized within the next twelve months. The Company’s Federal and state income tax returns filed remain open and subject to examination beginning with the tax year ended December 31, 2008.

Subsequent Events

Subsequent events have been evaluated through August 2, 2012, which is the date the consolidated financial statements were available for issuance (Note 8).

2.

LINE OF CREDIT

At March 31, 2012 and 2011, PR has $2,000,000 of available borrowings under a line of credit agreement with a bank requiring monthly payments of interest only on outstanding borrowings at the bank’s prime lending rate less 0.50% per annum.

In July 2011, PR secured a $500,000 note payable with the same bank as the line of credit, the borrowings from which were directed as a principle reduction of the outstanding borrowings on the line of credit (Note 3).

Borrowings, which are subject to a borrowing base formula, are secured by substantially all assets of PR and are unconditionally guaranteed by the member. The agreement places restrictive covenants on PR, including a minimum debt service coverage ratio and restrictions on additional indebtedness and liens.

Outstanding borrowings were $548,000 and $1,019,500 at March 31, 2012 and 2011, respectively. On June 4, 2012, the outstanding balance was repaid by the member from proceeds received from the sale of the member’s interest (Note 8), and the line of credit agreement was terminated.

3.	LONG-TERM DEBT

Long-term debt at March 31, 2012 and 2011 includes the following:

	2012	2011
BP — Note payable to bank; payable in monthly installments of $5,920 including interest at 5.25% until September 2014, at which time the remaining balance is due.	$807,721	$835,164
BP — Note payable to bank; payable in monthly installments of $1,251 including interest at 5.25% until September 2014, at which time the remaining balance is due.	170,675	176,467
PR — Note payable to bank; payable in monthly installments of $15,119 including interest at 5.5%.	382,821	-0-
PR — Other	50,299	508

	1,411,516	1,012,139
Less current maturities	202,767	33,307

	$1,208,749	$978,832

Annual maturities of long-term debt at March 31, 2012 are as follows:

Period Ending March 31,

2013	$202,767
2014	232,841
2015	975,908

$1,411,516

The notes payable to bank are secured by the same terms and conditions as the line of credit (Note 2), and the notes payable by BP are further secured by a mortgage on real estate and an assignment of rent.

The PR note payable to bank represents the outstanding balance of the $500,000 borrowing in July 2011 directed as a principle reduction of the outstanding borrowings on the line of credit (Note 2). On June 4, 2012, the outstanding balance of the PR note payable to bank was repaid by the member from proceeds received from the sale of the member’s interest (Note 8).

4.	OPERATING LEASES

The PR leases office space for the Indianapolis, St. Louis and Columbus facilities from unrelated parties under the terms of operating leases requiring monthly payments at March 31, 2012 aggregating $20,881 plus a common area maintenance charge. The Indianapolis lease contains a rent escalation clause, and the leases expire at various dates through August 2015.

PR also leases office equipment requiring monthly lease payments expiring at various dates through November 2014.

Future minimum lease payments due to unrelated parties under the terms of non-cancelable operating leases at March 31, 2012 are as follows:

Period Ending March 31,

2013	$263,038
2014	257,544
2015	177,785
2016	69,798

$768,165

Total lease expense for all operating leases was $100,552 and $94,903 for the three month periods ended March 31, 2012 and 2011, respectively.

5.

401(K) PROFIT SHARING PLAN

PR has a 401(k) Profit Sharing Plan which covers all eligible employees and provides for a company discretionary tax deferred profit sharing contribution and an employee elective contribution, but with no employer discretionary matching provision. With respect to the employee contribution, a participant’s contribution may not exceed the maximum amount allowed as determined by the Internal Revenue Code.

With respect to the profit sharing component, each eligible participant is entitled to receive a portion of the discretionary profit sharing contribution based on the relationship of a participant’s compensation to the total compensation for all participants. PR’s profit sharing contributions are fully vested upon five years of continuous service. PR accrued profit sharing contributions to the plan of $51,881 and $54,240 for the three month periods ended March 31, 2012 and 2011, respectively. PR has total accrued profit sharing contributions of $264,674 at March 31, 2012, including $212,793 for the year ended December 31, 2011, and total accrued profit sharing contributions of $304,662 at March 31, 2011, including $250,422 for the year ended December 31, 2010.

6.	RELATED PARTY TRANSACTIONS

At March 31, 2012 and 2011, PR has a receivable from the member of $1,371,408 and $2,022,811, respectively, which is due upon demand. Additionally, at March 31, 2012 and 2011, BP had $192,745 and $274,757 due from the member, which is due upon demand.

Effective May 31, 2012, PR declared a dividend for the outstanding balance due from the member (Note 8).

7.	CONCENTRATIONS OF CREDIT RISK

The Company maintains cash in bank deposit accounts which, at times, may exceed the Federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash.

At March 31, 2012 and for the three month period then ended, 63% of PR’s accounts receivable where from 3 customers, and 62% of PR’s revenues were from 3 customers.

At March 31, 2011 and for the three month period then ended, 89% of PR’s accounts receivable were from 4 customers, and 82% of PR’s revenues were from the same 4 customers.

8.

SUBSEQUENT EVENTS

Unit Purchase Agreement

Effective June 1, 2012, the sole member of PR sold his membership interest to an unrelated party under a Unit Purchase Agreement. Effective May 31, 2012, PR issued a dividend to the former member, and the former member repaid indebtedness to the bank from proceeds received as follows:

Due from owner	$1,385,671
Vehicles, net	3,462

1,389,133
Repayment of line of credit	(637,474)
Repayment of long-term debt	(371,378)

Dividend, net	$380,281

PR entered into a Non-Competition Agreement and an Employment Agreement with the former member of PR for a period of five (5) years from the Effective Date, subject to conditions specified therein, which contains a covenant against competition during the employment term and for two (2) years thereafter. Additionally, Productive Resources, LLC entered into an Employment Agreement with the President of PR for a period of four (4) years from the Effective Date, subject to conditions specified therein, which contains a covenant against competition during the employment term and for one (1) year thereafter.

Operating lease

Effective June 1, 2012, PR entered into an operating lease with BP for the Columbus, IN office facility requiring monthly lease payments of $4,000 through May 2017, with the option to renew the lease for an additional lease term through May 2022. In addition to the base rent, PR is responsible for all costs of occupancy, including real estate taxes, utilities, maintenance and insurance.

Capital lease

PR leased computer equipment under the terms of capital leases having a capitalized cost of $42,537 and requiring monthly lease payments aggregating $1,287, including interest at 9% per annum, through May 2015.